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                          WAYNE HUMMER INVESTMENT TRUST

                         Wayne Hummer CorePortfolio Fund
                            Wayne Hummer Growth Fund
                            Wayne Hummer Income Fund

                         Supplement Dated May 6, 2004 to
               Prospectus and Statement of Additional Information
                               Dated July 31, 2003


THE BOARD OF TRUSTEES OF WAYNE HUMMER INVESTMENT TRUST HAS VOTED TO TERMINATE THE WAYNE HUMMER INCOME FUND ("FUND"). The termination will be effective after notice to all shareholders, and is anticipated to occur on May 25, 2004. Upon termination, the Fund will distribute its proceeds ratably among each shareholder of the Fund according to the number of shares of the Fund owned by such shareholder at the close of business on May 24, 2004.

Starting May 7, 2004, the Fund will be closed to new investment, including by current Fund shareholders.

                                    *   *   *

THE WAYNE HUMMER MONEY MARKET FUND HAS BEEN TERMINATED AND LIQUIDATED EFFECTIVE DECEMBER 22, 2003. All references to the Wayne Hummer Money Market Fund in the Prospectus and Statement of Additional Information dated July 31, 2003 should be disregarded.

This supplement replaces the supplement dated December 22, 2003.